                                                                    EXHIBIT 24
                               POWER OF ATTORNEY


    KNOW ALL MEN BY THESE PRESENTS that each person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., and GILBERT N. MILLER and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1995, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

          IN WITNESS WHEREOF, this power of attorney has been signed by the following persons in the capacities indicated effective as of December 12, 1995.

             Name                                   Title

                                       President, Chief Executive
Adolph J. Ferro                     Officer, and Director
Adolph J. Ferro, Ph.D.              (Principal executive officer)


                                       Executive Vice-President,
                                       Chief Financial Officer, and
Gilbert N. Miller                   Treasurer
Gilbert N. Miller                   (Principal financial officer)


                                       Accounting Manager
T.J. Paulsen                           (Principal accounting officer)
T.J. Paulsen


Andrew S. Goldstein                    Director
Andrew S. Goldstein
                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., and GILBERT N. MILLER and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1995, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of December 12, 1995.


               Name                             Title


W. Charles Armstrong                            Director
W. Charles Armstrong

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., and GILBERT N. MILLER and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1995, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of December 12, 1995.


               Name                             Title


Richard K. Donahue                              Director
Richard K. Donahue

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., and GILBERT N. MILLER and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1995, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of December 12, 1995.


               Name                       Title


Margaret H. Jordan                        Director
Margaret H. Jordan

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., and GILBERT N. MILLER and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1995, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of December 12, 1995.


               Name                             Title


R. Douglas Norby                                Director
R. Douglas Norby

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., and GILBERT N. MILLER and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1995, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of December 12, 1995.


               Name                       Title


Roger L. Pringle                          Director
Roger L. Pringle

                        12/20/95

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., and GILBERT N. MILLER and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1995, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of December 12, 1995.


               Name                       Title


G. Patrick Sheaffer                       Director
G. Patrick Sheaffer

                               POWER OF ATTORNEY



      KNOW ALL MEN BY THESE PRESENTS that the person whose signature appears below constitutes and appoints ADOLPH J. FERRO, Ph.D., and GILBERT N. MILLER and each of them his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution for him and in his name, place, and stead, in any and all capacities, to sign the Annual Report on Form 10-K of Epitope, Inc., for its fiscal year ended September 30, 1995, and any and all amendments to the report and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or each of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, this power of attorney has been signed by the following person in the capacity indicated effective as of December 12, 1995.


               Name                       Title


Michael J. Paxton                         Director
Michael J. Paxton